UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 8, 2006

Date of report (Date of earliest event reported)

MedicalCV, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-33295	41-1717208
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9725 South Robert Trail
Inver Grove Heights, Minnesota 55077

(Address of principal executive offices, including zip code)

(651) 452-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01        OTHER EVENTS

MedicalCV, Inc. (the “Company”) has determined not to proceed with the registration and sale of its common stock pursuant to the Registration Statement on Form SB-2 (File No. 333-134315), which it originally filed with the Securities and Exchange Commission on May 19, 2006.  On August 8, 2006, the Company filed a withdrawal request with the Securities and Exchange Commission relative to such registration statement and issued a press release regarding this matter.  Please refer to the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedicalCV, Inc.

Date: August 9, 2006	By:	/s/ Eapen Chacko
Eapen Chacko Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press release, dated August 8, 2006.